  MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                       Amount of       % of       % of
                                        Offering         Total          Shares       Offering    Funds
  Security     Purchase/    Size of     Price of       Amount of       Purchased     Purchased    Total                   Purchased
  Purchased    Trade Date   Offering     Shares        Offering         By Fund       By Fund    Assets     Brokers          From
-------------- ----------- ---------- ------------ ----------------- -------------- ---------- ---------- ------------- ------------
Oracle Corp.    04/02/08      -         $99.953    $2,500,000,000.00  3,170,000.00     0.12%      0.13%      Citi,        Citigroup
  5.75% due                                                                                                Mitsubishi
  4/15/2018                                                                                                   UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          CO., Credit
                                                                                                          Suisse, BNP
                                                                                                            PARIBAS,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                             Lehman
                                                                                                            Brothers

   Wal-Mart     04/08/08      -       $99.759000   $1,000,000,000.00  3,160,000.00     0.32%    13.00%    Cit, Credit       Goldman
 Stores Inc.                                                                                                 Suisse,         Sachs
 Note 4.250%                                                                                             Goldman, Sachs
due 4/15/2013                                                                                              & Co., RBS
                                                                                                            Greenwich
                                                                                                          Capital, Bank
                                                                                                           of America
                                                                                                           Securities
                                                                                                            LLC, BBVA
                                                                                                           Securities,
                                                                                                          Deutsche Bank
                                                                                                           Securities,
                                                                                                          HSBC, Lehman
                                                                                                            Brothers,
                                                                                                             Mizuho
                                                                                                         Securities USA
                                                                                                              Inc.,
                                                                                                             Santander
                                                                                                         Investment, TD
                                                                                                           Securities,
                                                                                                            Barclays
                                                                                                          Capital, BNP
                                                                                                            PARIBAS,
                                                                                                            Dresdner
                                                                                                           Kleinwort,
                                                                                                            JPMorgan,
                                                                                                         Mitsubishi UFJ
                                                                                                           Securities,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Standard
                                                                                                            Chartered
                                                                                                            Bank, UBS
                                                                                                           Investment
                                                                                                         Bank, Wachovia
                                                                                                           Securities

  Dell Inc.     04/14/08      -        $99.736     $5000,000,000.00   2,030,000.00    0.41%      8.00%     Barclays       JPMorgan
  5.650% due                                                                                               Capital,      Securities
  4/14/2018                                                                                                 Goldman
                                                                                                         Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Citigroup
                                                                                                            Global
                                                                                                            Markets
                                                                                                             Inc.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities
                                                                                                          Inc., HSBC
                                                                                                          Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                              LLC

  XTO Energy     04/15/08      -      $99.539000    $800,000,000.00   2,635,000.00    0.33%       0.11%      Lehman         Lehman
  Inc. 5.500%                                                                                               Brothers,      Brothers
 due 6/15/2018                                                                                               Banc of
                                                                                                             America
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            PARIBAS,
                                                                                                             Credit
                                                                                                             Suisse,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                            Jefferies
                                                                                                            Company,
                                                                                                            JPMorgan,
                                                                                                             Morgan
                                                                                                          Stanley, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                              Citi,
                                                                                                             Merrill
                                                                                                          Lynch & Co.,
                                                                                                              BBVA
                                                                                                           Securities,
                                                                                                           BMO Capital
                                                                                                          Markets, BNY
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            Comerica
                                                                                                           Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                           LLC, Lazard
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                             Natixis
                                                                                                          Bleichroeder
                                                                                                           Inc., Piper
                                                                                                            Jaffray,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Wachovia
                                                                                                           Securities

    General      04/16/08      -      $99.733000   $4,000,000,000.00 12,160,000.00    0.30%       0.50%      Banc of        Lehman
   Electric                                                                                                  America       Brothers
 Capital Corp.                                                                                             Securities
  Note 5.625%                                                                                                 LLC,
 due 5/1/2018                                                                                               Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Lehman
                                                                                                            Brothers
                                                                                                          Inc., Morgan
                                                                                                            Stanley &
                                                                                                               Co.
                                                                                                          Incorporated,
                                                                                                           Castle Oak
                                                                                                           Securities,
                                                                                                              L.P.,
                                                                                                            Blaylock
                                                                                                           Robert Van,
                                                                                                           LLC, Samuel
                                                                                                          A. Ramirez &
                                                                                                           Co., Inc.,
                                                                                                            Utendahl
                                                                                                             Capital
                                                                                                           Group, LLC,
                                                                                                          The Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  Dr. Pepper     04/25/08      -       $99.985     $1,200,000,000.00   1,585,000      0.13%       0.07%      Banc of      JPMorgan
Snapple Group                                                                                                America     Securities
   Inc. Note                                                                                               Securities
  6.820% due                                                                                              LLC, Goldman
   5/1/2018                                                                                               Sachs & Co.,
                                                                                                            JPMorgan
                                                                                                           Securities,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            Paribas,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                            Internet,
                                                                                                              Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                          Humphrey, TD
                                                                                                           Securities,
                                                                                                            Wachovia
                                                                                                           Securities
                                                                                                              Inc.

Bristol-Meyers   04/28/08     -       $99.825000   $600,000,000.00    1,275,000.00    0.21%       0.05%      Banc of      JPMorgan
  Squibb CO.                                                                                                 America     Securities
  5.450% due                                                                                               Securities
   5/1/2018                                                                                                   LLC,
                                                                                                            JPMorgan,
                                                                                                              Citi,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                              Bank

    Israel       05/01/08  $99.831000     -        $1,000,000,000.00  2,730,000.00    0.27%       0.11%       Citi,         Lehman
Electric Corp.                                                                                              JPMorgan,      Brothers
   Ltd Note                                                                                                  Merrill
  7.250% due                                                                                              Lynch & Co.,
   1/15/2019                                                                                                 Lehman
                                                                                                            Brothers,
                                                                                                             Morgan
                                                                                                             Stanley

 Comcast Corp    05/02/08      -       $99.97600   $1,000,000,000.00  1,775,000.00   0.17%       0.07%       Citi,         Deutsche
  Note 5.700%                                                                                               Deutsche         Bank
 due 5/15/2018                                                                                                Bank
                                                                                                           Securities,
                                                                                                             Merrill
                                                                                                          Lynch & Co.,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                           Bank, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LLC, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                             Lehman
                                                                                                          Brothers TSB
                                                                                                            Corporate
                                                                                                            Markets,
                                                                                                           Blaylock &
                                                                                                            Company,
                                                                                                              Inc.,
                                                                                                            Ramirez &
                                                                                                           Co., Inc.,
                                                                                                             Cabrera
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                          LLC, Merrill
                                                                                                          Lynch & Co.,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Wachovia
                                                                                                           Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA inc.,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                           LLC, Guzman
                                                                                                           & Company,
                                                                                                           M.R. Beal &
                                                                                                          Company, BNP
                                                                                                            PARIBAS,
                                                                                                            JPMorgan,
                                                                                                            The Royal
                                                                                                             Bank of
                                                                                                            Scotland,
                                                                                                            Sun Trust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                              Piper
                                                                                                            Jaffray,
                                                                                                          Loop Capital
                                                                                                            Markets,
                                                                                                            LLC, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                          Group, L.P.,
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                             Markets

Korea Railroad   05/08/08      -      $99.637000    $300,000,000.00   1,055,000      0.35%       0.24%    Citi, HSBC,       HSBC
  Corp. Note                                                                                                Morgan       Securities
  5.375% due                                                                                               Stanley
   5/15/2013

    Parker       05/13/08      -      $99.765000    $450,000,000.00   1,400,000      0.06%       0.31%       Banc of       Banc of
 Hannifin Corp                                                                                              America,       America
  Note 5.500%                                                                                                Goldman
 due 5/15/2018                                                                                               Sachs &
                                                                                                              Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             KeyBanc
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                             Mizuho
                                                                                                          Securities
                                                                                                            USA Inc.,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                              LLC,
                                                                                                             Lazard
                                                                                                             Capital
                                                                                                             Markets

   Harley-      05/15/08      -       $99.805000   $1,000,000,000.00   1,645,000      0.16%      0.07%     Citigroup     Citigroup
   Davidson                                                                                                 Glohal
Funding Corp.                                                                                              Markets,
 Note 6.800%                                                                                                Morgan
due 6/15/2018                                                                                              Stanley &
                                                                                                           Co. Inc.,
                                                                                                          Greenwich
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           JPMorgan,
                                                                                                          BNP Paribas
                                                                                                          Securiteis
                                                                                                            Corp.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities
                                                                                                             Inc.,
                                                                                                           Wachovia
                                                                                                            Capital
                                                                                                            Markets

HBOS PLC Note   05/15/08      -       $99.584000   $2,000,000,000.00   2,800,000     0.14%      0.12%      Goldman,       Goldman
  6.750% due                                                                                             Sachs & Co.,      Sachs
  5/21/2018                                                                                                 Morgan
                                                                                                          Stanley,
                                                                                                            Lehman
                                                                                                           Brothers

   Starwood     05/16/08       -        $100.00     $400,000,000.00    1,210,000     0.30%      0.05%       Banc of       Banc of
   Hotels &                                                                                              America LLC,     America
Resorts World                                                                                              JPMorgan,
 Note 6.750%                                                                                                Morgan
due 5/15/2018                                                                                             Stanley,
                                                                                                            Merrill
                                                                                                          Lynch & Co.

 Time Warner    06/16/08       -        $99.917     $2,000,000,000     2,165,000     0.10%      0.10%       Banc of       Banc of
  Cable Inc.                                                                                                America       America
 Note 6.750%                                                                                              Securities
 due 7/1/2018                                                                                              LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                          Citi, Daiwa
                                                                                                          Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                             LLC.
                                                                                                          Mitsubishi,
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                              UBS
                                                                                                         Investment
                                                                                                             Bank,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                           Blayleck
                                                                                                          Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           LLC, The
                                                                                                           Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

  Rio Tinto     06/24/08      -        $99.131     $1,750,000,000.00    3,105,000     0.17%      0.15%     Deutsche       JPMorgan
 Finance USA                                                                                                 Bank        Securities
   LTD Note                                                                                               Securities,
  6.500% due                                                                                               JPMorgan,
  7/15/2018                                                                                                 Morgan
                                                                                                           Stanley,
                                                                                                            Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
                                                                                                              ANZ
                                                                                                          Securities,
                                                                                                         Banco Bilbao
                                                                                                            Vizcaya
                                                                                                          Argentina,
                                                                                                             S.A.,
                                                                                                            CALYON,
                                                                                                             Daiwa
                                                                                                          Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities
                                                                                                         International
                                                                                                          plc, Mizuho
                                                                                                         International
                                                                                                              plc

     Tyco       07/09/08      -        $99.970      $300,000,000.00     2,630,000     0.87%      0.13%     Goldman,         UBS
 Electronics                                                                                             Sachs & Co.,     Warburg
   Group SA                                                                                                 Banc of
 Noted 5.950%                                                                                               America
due 01/15/2014                                                                                            Securities
                                                                                                          LLC, Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           JPMorgan,
                                                                                                            Lehman
                                                                                                           Brothers

 Walgreen Co.   07/14/08      -        $99.610     $1,300,000,000.00    1,685,000      0.13%      0.08%     Banc of       JPMorgan
 Noted 4.875%                                                                                               America      Securities
due 08/01/2013                                                                                             Securities
                                                                                                              LLC,
                                                                                                           JPMorgan,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                             Wells
                                                                                                             Fargo
                                                                                                          Securities,
                                                                                                             Loop
                                                                                                            Capital
                                                                                                          Markets, LC

  Dupont El    07/23/08       -        $99.960     $1,250,000,000.00    1,620,000      0.13%      0.08%      Credit       Goldman
 Nemour Note                                                                                                Suisse,        Sachs
  6.00% due                                                                                                 Goldman,
  07/15/2018                                                                                                Sachs &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                            Banc of
                                                                                                             America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                           JPMorgan,
                                                                                                              ,RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                           Citi, ING
                                                                                                           Wholesale,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                             HSBC,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                           Santander
                                                                                                          Investment,
                                                                                                             Scotia
                                                                                                            Capital,
                                                                                                            Standard
                                                                                                           Chartered
                                                                                                           Bank, UBS
                                                                                                           Investment
                                                                                                           Bank, The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                          Group, L.P.